Note 11 - Retirement Benefits	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Retirement Benefits [Text Block]

Note 11.  Retirement Benefits

Avalon sponsors a defined contribution profit sharing plan that is a qualified tax deferred benefit plan under Section 401(k) of the Internal Revenue Code (the “Plan”). Substantially all employees are eligible to participate in the Plan. The Plan provides for employer discretionary cash contributions as determined by Avalon’s Board of Directors. Discretionary contributions vest on a graduated basis and become 100% vested after five years of service.  Plan participants may also contribute a portion of their annual compensation to the Plan, subject to maximums imposed by the Internal Revenue Code and related regulations. The Board decided not to make a discretionary employer contribution for 2022 or 2021.